UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2009

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24557 (Commission File Number)	54-1874630 (I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia (Address of principal executive offices)		22102 (Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On June 3, 2009, Cardinal Financial Corporation (the “Company”) issued a press release announcing the closing of an additional capital raise resulting from the exercise of an underwriters’ option to purchase additional shares in connection with the Company’s public offering previously announced on May 20, 2009.

A copy of the press release is included as exhibit 99.1 to this report.

Item 9.01       Financial Statements and Exhibits.

(d)          Exhibits.  The following exhibit is being furnished pursuant to Item 8.01 above.

Exhibit No.	Description

99.1	Press Release dated June 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: June 3, 2009	By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon
Senior Vice President, Controller and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 3, 2009